Exhibit 99.2

UHOS Q1 2008 Earnings Teleconference May 13, 2008

2 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: our history of net losses and substantial interest expense; our need for substantial cash to operate and expand our business as planned; our substantial outstanding debt and debt service obligations; restrictions imposed by the terms of our debt; a decrease in the number of patients our customers are serving; our ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; our ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; and additional credit risks in increasing business with home care providers and nursing homes, impacts of equipment product recalls or obsolescence; increases in vendor costs that cannot be passed through to our customers; and other Risk Factors as detailed in our Annual Report on Form 10-K for the year ended December 31, 2007, which has been filed with the Securities and Exchange Commission. This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements

3 Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Q1 2008 Adj. EBITDA growth was driven primarily by strong Outsourcing volumes across our nation-wide footprint Financial Summary $ in Millions 1st Quarter 2007 2008 % Chg Revenue 63.5 $ 75.4 $ 18.7% Adjusted EBITDA 25.2 $ 29.2 $ 15.8%

4 Growth Drivers Past Growth Future Growth Equipment Lifecycle Broadening of product lines into bariatrics, resident programs and services Peak Needs Equipment Rental Customer Focused Solutions Lower Costs Nursing Satisfaction Patient Safety Infection Control Manufacturer Partnerships Beds / Stretchers / Surfaces Wound Therapy

5 Growth is Being Fueled by Investments People Training Sales Force Account Executives / Specialists Expanded Customer Service Expanded Geographic Presence New Markets / Existing Markets Technology / Infrastructure IT Facilities Vehicles Equipment Fleet Committed to maintaining the most modern Rental Fleet in the industry Investments in the Growth Platform Allowed us to thrive in weak industry settings, as well as take advantage of more recent strong industry volumes in 2008 We will “Reinvest” a portion of our 2008 EBITDA growth back into our People / Technology / Infrastructure / Fleet as detailed at left This will accelerate Capex and Expenses in 2008 as we continue building for the future

6 Disciplined Capital Spending with Stable Returns Refer to Appendix for reconciliation of Adjusted EBITDA and P&E Original GBV (Pre-FAS 141) Adjusted EBITDA / Property & Equipment Original Gross Book Value (Pre-FAS 141) 0% 5% 10% 15% 20% 25% 2000 2001 2002 2003 2004 2005 2006 2007 LTM Q1 2008

7 Medical Equipment Outsourcing Technical and Professional Services Medical Equipment Sales and Remarketing Selected Income Statement Data Leverage and Liquidity Overview Estimated Guidance Financial Review

8 Improved Hospital Volumes and Flu Election Year Uncertainties Favor UHS’ Solutions for Customers Continued Customer Growth Asset Management Partnership Momentum Continued Positive Momentum in Q1 2008 Manufacturer Partnerships Gaining Traction Tight Capital Markets Favor Rental

9 RENTAL OF UHS-OWNED EQUPMENT Supplemental (short-term) Long-Term Bariatrics: suite of specialty equipment for treatment of obesity RENTAL OF MANUFACTURER-OWNED EQUIPMENT Asset Management Partnership Program (AMPP) On-site management to drive better equipment utilization (UHS people, technology & processes) Medical Equipment Outsourcing Trend Analysis Improved results in 2008 are due to strong volumes across our nation-wide footprint Such volume strength is broad based across our fleet including respiratory, infusion, bariatrics, beds, etc. The impact of strong flu season was mitigated by the fact that we were already experiencing very high utilization before the flu hit $ in Millions 1st Quarter Full Year 2007 2008 % Chg 2006 2007 % Chg Revenues 51.0 $ 59.3 $ 16.4% 176.9 $ 204.7 $ 15.7% Medical Equipment Depreciation 10.3 15.2 47.9% 37.4 53.0 41.5% Gross Margin Per GAAP 24.2 $ 24.2 $ 0.1% 80.5 $ 80.9 $ 0.5% Gross Margin % per GAAP 47.5% 40.8% 45.5% 39.5% FAS 141 Depreciation - 3.6 - 8.7 Other FAS 141 Items - 0.3 - 1.2 Total FAS 141 Impact - 3.9 - 9.9 Gross Margin Pre-FAS 141 24.2 $ 28.1 $ 16.2% 80.5 $ 90.8 $ 12.8% Gross Margin % Pre-FAS 141 47.5% 47.4% 45.5% 44.4%

10 TECHNICAL SERVICES Maintain & Repair Customer-owned Equipment: • Non-resident, response based / scheduled Biomedical Services • Resident Biomedical Programs • Manufacturer Services PROFESSIONAL SERVICES Technology baseline assessments Vendor neutral Capital Planning Services Product comparison research and reports Equipment product of choice Equipment utilization studies Technical and Professional Services Trend Analysis Increases in Revenue and Gross Margin are driven by the asset acquisition of the service division of Intellamed (“Intellamed Acquisition”) on April 1, 2007 The 2007 and Q1 2008 Gross Margin % declined due to inclusion of the lower-margin Intellamed Acquisition $ in Millions 1st Quarter Full Year 2007 2008 % Chg 2006 2007 % Chg Revenues 8.1 $ 11.9 $ 47.5% 30.4 $ 41.2 $ 35.4% Gross Margin Per GAAP 2.7 $ 3.4 $ 23.3% 9.4 $ 11.3 $ 20.1% Gross Margin % per GAAP 33.9% 28.3% 30.8% 27.3%

11 Trend Analysis Gross Margin Pre-FAS 141 increased in 2008 due to increased brokerage and Used Fleet Equipment activity Gross Margin % and overall results in this segment will fluctuate based on equipment availability, transactional size and the transactional nature of the business ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES Medical Equipment Sales and Remarketing $ in Millions 1st Quarter Full Year 2007 2008 % Chg 2006 2007 % Chg Revenues 4.5 $ 4.2 $ -5.9% 17.7 $ 18.1 $ 2.1% Gross Margin Per GAAP 0.8 0.8 -2.8% 4.3 2.7 -37.3% Gross Margin % per GAAP 18.2% 18.8% 24.4% 15.0% FAS 141 Depreciation - - - - Other FAS 141 Items - 0.3 - 1.0 Total FAS 141 Impact - 0.3 - 1.0 Gross Margin Pre-FAS 141 0.8 $ 1.1 $ 32.8% 4.3 $ 3.7 $ -14.5% Gross Margin % Pre-FAS 141 18.2% 25.7% 24.4% 20.4%

12 Refer to Appendix for reconciliation of Cash SG&A to SG&A, and Adjusted EBITDA to Cash Flows from Operations Selected Income Statement Data Robust customer needs led to high activity and another record quarter at UHS $ in Millions 1st Quarter Full Year 2007 2008 % Chg 2006 2007 % Chg Consolidated Revenues 63.5 $ 75.4 $ 18.7% 225.1 $ 264.0 $ 17.3% Gross Margin Per GAAP 27.8 28.4 94.2 94.9 FAS 141 Impact - 4.2 - 10.9 Pre-FAS 141 27.8 $ 32.6 $ 17.4% 94.2 $ 105.8 $ 12.3% % of Revenues 43.7% 43.2% 41.8% 40.1% Cash SG&A 13.9 $ 16.1 $ 15.8% 53.1 $ 58.2 $ 9.6% % of Revenues 21.8% 21.4% 23.6% 22.0% Adjusted EBITDA 25.2 $ 29.2 $ 15.8% 81.0 $ 95.5 $ 18.0% % of Revenues 39.7% 38.7% 36.0% 36.2%

13 Available Liquidity = $102 3/31/08 Borrowing Base $135 LOCs = $2 Leverage & Liquidity Overview – March 31, 2008 $ in Millions Loan Balance = $31 Swapped to all-in fixed rate of 9.07% through 6/1/2012 8.50% PIK Notes 230.0 $ Floating Rate Notes 230.0 10.125% Notes 9.9 Revolver 30.8 Capitalized Leases 7.3 Net Debt at 3/31/08 508.0 $ + Accrued Interest 14.1 Net Debt & Accrued Interest 522.1 $ LTM Q1 2008 Adj EBITDA 99.5 $ Leverage 5.2x Refer to Appendix for reconciliation of LTM Adjusted EBIDTA

UHS

2008 Estimated Guidance ($ millions)

	2007 A	2008 E	Key Drivers
Adjusted EBITDA (pre-FAS 141 and other adjustments)	$95.5	Increasing from $104.0 to the $105 - $108 range	Hospital Census / Flu Customer Takeaways Resident Program Signings Continued heavy investing in our growth platform
Net Accrual Capex	$72.2	Increasing from ~ $60.0 to ~ $70	Wild Cards: IDN AMPP signings and heavy spending for our new customers

We will take advantage of robust results in 2008 and invest more heavily in our growth platform for the future, which will increase Capex and moderate the current year growth of Adj. EBITDA



Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations; and reconciliation of Net Accrual Capex

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15 Expecting to continue our track record of growth in 2008; while continuing to build for the Future Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Adjusted EBITDA Track Record $20,000 $35,000 $50,000 $65,000 $80,000 $95,000 $110,000 2000 2001 2002 2003 2004 2005 2006 2007 2008E

16 Appendix Selected Reconciliations EBITDA Reconciliation: Q1 2008 and Full Year 2006 / 2007 EBITDA Reconciliation: 2000 – LTM Q1 2008 Depreciation and Amortization Reconciliation Other Reconciliations

17 Selected Reconciliations $ in Millions 1st Quarter Full Year 2007 2008 2006 2007 Gross Margin FAS 141 Impact Depreciation - 3.6 - 8.7 Inventory Adjustment - - 0.2 Occupancy - 0.1 0.1 Fixed Asset Disposals - 0.5 1.9 Total Gross Margin FAS 141 Impact - $ 4.2 $ - $ 10.9 $ SG&A per GAAP to Cash SG&A SG&A per GAAP 15.8 22.0 61.9 77.3 Option Expense 2003 Stock Option Program (0.4) - (1.6) (1.2) 2007 Stock Option Program - (0.6) - (2.4) Depreciation & Amortization (Intangibles) (1.2) (0.7) (5.6) (4.5) FAS 141 Depreciation & Amortization - (4.3) - (9.8) Other FAS 141 Impact - (0.1) - (0.2) Management, Board, & Strategic Fees (0.3) (0.2) (1.6) (1.0) Cash SG&A 13.9 16.1 53.1 58.2 Company Sale/Restructuring 2003 Stock Option Program Expense - - - 6.7 Accounting, Legal & Investment Banking Advisory Fees 0.5 - - 9.5 Severance/Relocation - - - 1.0 Bridge Commitment Fee - - - 3.5 Fees to BSMB - - - 6.5 Total Company Sale/Restructuring 0.5 $ - $ - $ 27.2 $ Loss on Extinguishment of Debt - $ - $ - $ 23.4 $

EBITDA Reconciliation

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, gain on sale of Minneapolis district office, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

$ in Millions	1st Quarter		Full Year	
	2007	2008	2006	2007
Net Cash provided by Operating Activities	$ 19.3	$ 18.9	$ 48.9	$ 29.8
Changes in Operating Assets and Liabilities	(2.4)	(1.3)	0.7	6.7
Other and Non-Cash Expenses	(1.2)	0.5	(4.1)	(28.5)
Income Tax Expense	0.2	(2.0)	0.6	(9.7)
Interest Expense	8.1	11.6	31.6	40.2
EBITDA	24.0	27.7	77.7	38.5
Management, Board, & Strategic Fees	0.3	0.2	1.6	1.0
Gain on Sale of Minneapolis District Office	-	-	-	(0.7)
Stock Option Expense	0.4	0.6	1.7	3.7
FAS 141 Impact	-	0.7	-	2.4
Loss on Extinguishment of Debt	-	-	-	23.4
Transaction and Related Costs	0.5	-	-	27.2
Adjusted EBITDA	$ 25.2	$ 29.2	$ 81.0	$ 95.5

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EBITDA Reconciliation: 2000 – LTM Q1 2008

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, gain on sale of Minneapolis district office, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

$ in Millions	2000	2001	2002	2003	2004	2005	2006	2007	LTM Q1 2008
Net Cash provided by Operating Activities	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 29.4
Changes in Operating Assets and Liabilities	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	7.8
Other and Non-Cash Expenses	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	(26.7)
Income Tax Expense	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(11.9)
Interest Expense	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	43.7
EBITDA	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	42.3
Recapitalization, company sale, stock compensation and severence expenses	-	1.6	10.1	14.4	-	-	-	27.2	26.7
Terminated IPO Expenses	-	1.2	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	13.3	-	-	-	23.4	23.4
Financing and Reorganization Charges	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ 50.1
Management, Board, & Strategic Fees	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	0.8
Gain on Sale of Minneapolis District Office	-	-	-	-	-	-	-	(0.7)	(0.7)
Stock Option Expense	-	-	-	-	-	-	1.7	3.7	3.9
FAS 141 Impact								2.4	3.1
Adjusted EBITDA	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.0	$ 95.5	$ 99.5
Total Revenue	$ 106.0	$ 125.6	$ 153.8	$ 171.0	$ 199.6	$215.9	$225.1	$ 264.0	$ 275.9

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20 Depreciation & Amortization Reconciliation $ in Millions 1st Quarter Full Year 2007 2008 2006 2007 Medical Equipment Depreciation 10.3 $ 11.6 $ 37.4 $ 44.4 $ FAS 141 Medical Equipment Depreciation - 3.6 - 8.6 Total Medical Equipment Depreciation 10.3 15.2 37.4 53.0 Other Gross Margin Depreciation 1.0 1.1 2.5 4.3 FAS 141 Other Gross Margin Depreciation - - - 0.1 Total Other Gross Margin Depreciation 1.0 1.1 2.5 4.4 Gross Margin Depreciation 11.3 12.7 39.9 48.7 FAS 141 Gross Margin Depreciation - 3.6 - 8.7 Total Gross Margin Depreciation 11.3 16.3 39.9 57.4 Selling, General, and Admin Depreciation 0.8 0.7 3.8 3.3 FAS 141 Selling, General, and Admin Depreciation - 0.2 - 0.4 Total Selling, General, and Admin Depreciation 0.8 0.9 3.8 3.7 Amortization of Intangibles 0.4 - 1.8 1.2 FAS 141 Amortization of Intangibles - 4.1 - 9.4 Total Amortization of Intangibles 0.4 4.1 1.8 10.6 Total Depreciation and Amortization 12.5 $ 21.3 $ 45.5 $ 71.7 $

21 Appendix – Other Reconciliations ACCRUAL CAPEX RECONCILIATION $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 Q1 2008 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 29.0 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - - MME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) + MME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 6.9 Accrual Capex 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 26.9 $ Acquisitions Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14. 6) $ - $ UHS by Pa rent - - - - - - - (335.1) - Other - (7.8) - (1.9) (15.1) (1.1) Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ PROPERTY & EQUIPMENT ORIGINAL GROSS BOOK VALUE - PRE-FAS 141 RECONCILIATION 2000 2001 2002 2003 2004 2005 2006 2007 Q1 2008 GAAP Property and Equipment GBV 216.4 $ 248.5 $ 273.5 $ 297.4 $ 325.6 $ 359.3 $ 400.2 $ 272.8 $ 299.4 $ FAS 141 Adjustment 183.7 $ 182.4 $ P&E Original GBV - Pre FAS 141 216.4 $ 248.5 $ 273.5 $ 297.4 $ 325.6 $ 359.3 $ 400.2 $ 456.5 $ 481.8 $